ESAB Corporation Announces First Quarter 2023 Results

•Sales grew 6% with core organic growth of 7%
•Reported net income from continuing operations attributable to ESAB of $33 million and core adjusted EBITDA of $113 million, up 12% versus prior year first quarter
•Issued inaugural sustainability report
•Raised full year 2023 outlook

North Bethesda, MD, May 2, 2023 -- ESAB Corporation (“ESAB” or the “Company”) (NYSE: ESAB), a world leader in connected fabrication technology and gas control solutions, today announced excellent financial results for the first quarter of 2023.

ESAB Corporation reported first quarter sales of $684 million, an increase of 6% on a reported basis or 7% higher core organic growth before acquisitions and currency translation impacts, as compared to the prior year quarter. ESAB also reported first quarter net income from continuing operations attributable to ESAB of $33 million or $0.54 diluted earnings per share and core adjusted net income of $63 million or $1.04 diluted earnings per share. Core adjusted EBITDA of $113 million rose 12% and margins expanded 80 basis points to 17.4%, both as compared to the prior year quarter.

"I am proud of our team and our great start in 2023.” said Shyam P. Kambeyanda, President and CEO, ESAB Corporation. “We continue to drive innovation, growth, margin expansion, and higher cash flow using ESAB Business Excellence (EBX). Our new product introductions coupled with our recent acquisitions are accelerating our strategy of reshaping ESAB. Following a strong first quarter and continued resilience in our end markets, we are raising our guidance for the full year.”

ESAB Raised Full Year 2023 Outlook

ESAB raised its full year 2023 outlook and expects core organic sales growth of 3.5% to 5.5%, total core sales growth of 4.0% to 6.0%, core adjusted EBITDA of $430 to $450 million, and core adjusted EPS of $3.85 to $4.05, up from our prior guidance of core organic sales growth of 3.0% to 5.0%, total core sales growth of 2.0% to 4.0%, core adjusted EBITDA of $420 to $440 million and core adjusted EPS of $3.80 to $4.00.

Conference Call and Webcast

The Company will hold a conference call to discuss its first quarter 2023 results beginning at 8:00 a.m. Eastern on Tuesday, May 2, 2023, which will be open to the public by calling +1-888-550-5302 (U.S. callers) and +1-646-960-0685 (International callers) and referencing the conference ID number 4669992 and through webcast via ESAB’s website www.ESABcorporation.com under the “Investors” section. Access to a supplemental slide presentation can also be found on ESAB's website under the same heading. Both the audio of this call and the slide presentation will be archived on the website later today and will be available until the next quarterly call. To view this press release and associated financials in a PDF format click here. The Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2023, filed May 2, 2023, is also available on ESAB’s website under the “Investors” section.

About ESAB Corporation

Founded in 1904, ESAB Corporation (NYSE: ESAB) is a world leader in connected fabrication technology and gas control solutions. Our rich history of innovative products and workflow solutions and our business system (EBX) allows us to realize out purpose of “Shaping the World we Imagine”. ESAB Corporation is based in North Bethesda, Maryland and employs approximately 9,000 associates and serves customers in approximately 150 countries. To learn more, visit www.ESABcorporation.com.

Non-GAAP Financial Measures and Other Adjustments

ESAB has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures excludes Russia for the three months ended

March 31, 2023, and April 1, 2022. These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, Core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, Restructuring and other related charges, separation costs, acquisition-amortization and other related charges and depreciation and other amortization), Core adjusted EBITDA, organic sales growth, Core organic sales growth, adjusted free cash flow, and ratios based on the foregoing measures. ESAB also provides adjusted EBITDA and adjusted EBITDA margin on a segment basis, as well as Core adjusted EBITDA and Core adjusted EBITDA margin on a segment basis.

Adjusted net income from continuing operations represents Net income from continuing operations, excluding Restructuring and other related charges, acquisition-amortization and other related charges and separation costs. Adjusted net income, includes the tax effect of non-GAAP adjusting items at applicable tax rates. ESAB also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per share - diluted from continuing operations which are subject to the same adjustments as Adjusted net income from continuing operations and Adjusted net income per diluted share from continuing operations, further removing the impact of Russia for the three months March 31, 2023, and April 1, 2022.
Adjusted EBITDA, excludes from Net income from continuing operations, the effect of Income tax expense, Interest expense (income) and other, net, Restructuring and other related charges, separation costs, acquisition-amortization and other related charges and depreciation and other amortization. ESAB presents adjusted EBITDA margins, which are subject to the same adjustments as adjusted EBITDA. Further, ESAB presents these non-GAAP performance measures on a segment basis, which excludes the impact of Restructuring and other related charges, separation costs, acquisition-amortization and other related charges and depreciation and other amortization from operating income. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margins which are subject to the same adjustments as Adjusted EBITDA and Adjusted EBITDA margins, respectively, further removing the impact of Russia for the three months ended March 31, 2023, and April 1, 2022.

ESAB presents organic sales growth which excludes the impact of acquisitions and foreign exchange rate fluctuations and presents core organic sales growth which further excludes the impact of the Russia business for three months ended March 31, 2023, and April 1, 2022 from core organic sales growth.

Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to the Company’s separation from Enovis Corporation and discontinued operations, less Purchases of property, plant and equipment net proceeds from sale of certain properties. Cash conversion represents Adjusted free cash flow divided by Adjusted net income from continuing operations.

These non-GAAP financial measures assist ESAB management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to unusual events or discrete restructuring plans and other initiatives that are fundamentally different from the ongoing productivity and core business of the Company.

ESAB management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

Forward Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the war in Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of Ukraine and the related impact on energy supplies and prices; macroeconomic conditions; supply chain disruptions; the impact of the COVID-19 global pandemic, including the rise, prevalence and severity of variants of the virus, actions by governments, businesses and individuals in response to the situation, such as the scope and duration of the outbreak, the nature and effectiveness of government actions and restrictive measures implemented in response; the impact on creditworthiness and financial viability of customers; risks relating to the Company’s separation from Enovis Corporation (the “Separation”), Enovis’ ability to satisfactorily complete steps necessary for the Separation and related transactions to be generally tax-free for U.S. federal income tax purposes, the ability to realize the anticipated benefits of the Separation, and the financial and operating performance of the Company following the Separation; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 7, 2023 (the “Form 10-K”), as well as other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Investor Relations Contact:
Mark Barbalato
Vice President, Investor Relations
E-mail: investorrelations@esab.com
Phone: 1-301-323-9098

Media Contact:
Tilea Coleman
Vice President, Corporate Communications
E-mail: mediarelations@esab.com
Phone: 1-301-323-9092

ESAB CORPORATION
CONSOLIDATED AND COMBINED CONDENSED STATEMENTS OF OPERATIONS
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended
	March 31, 2023	April 1, 2022

Net sales	$684,000	$647,911
Cost of sales	436,611	423,580
Gross profit	247,389	224,331
Selling, general and administrative expense	147,282	135,413
Restructuring and other related charges	9,444	5,304
Operating income	90,663	83,614
Interest expense (income) and other, net	19,510	(556)
Income from continuing operations before income taxes	71,153	84,170
Income tax expense	37,024	25,746
Net income from continuing operations	34,129	58,424
Loss from discontinued operations, net of taxes	(913)	(2,021)
Net income	33,216	56,403
Less: Income attributable to noncontrolling interest, net of taxes	1,313	966
Net income attributable to ESAB Corporation	$31,903	$55,437
Earnings (loss) per share – basic
Income from continuing operations	$0.54	$0.96
Loss on discontinued operations	$(0.02)	$(0.03)
Net income per share	$0.52	$0.93
Earnings (loss) per share – diluted
Income from continuing operations	$0.54	$0.96
Loss on discontinued operations	$(0.02)	$(0.03)
Net income per share – diluted	$0.52	$0.93

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended
	March 31, 2023	April 1, 2022
Adjusted Net Income and Adjusted Net Income Per Share	(Dollars in millions)(1)
Net income from continuing operations	34.1	58.4
Less: Income attributable to noncontrolling interest, net of taxes	1.3	1.0
Net income from continuing operations attributable to ESAB Corporation (GAAP)	32.8	57.4
Restructuring and other related charges – pretax(2)	9.4	5.3
Acquisition-amortization and other related charges – pretax(3)	9.3	7.7
Separation costs – pretax(4)	—	3.6
Tax effect on above items(5)	(4.2)	(3.8)
Discrete tax adjustments(6)	19.6	—
Adjusted net income from continuing operations (non-GAAP)	$66.9	$70.2
Adjusted net income from continuing operations attributable to Russia (non-GAAP)(7)	3.6	5.6
Core adjusted net income from continuing operations (non-GAAP)	$63.3	$64.6
Adjusted net income margin from continuing operations	9.8%	10.8%
Adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.10	$1.17
Adjusted net income per share – diluted from continuing operations attributable to Russia (non-GAAP)(7)	$0.06	$0.09
Core adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.04	$1.08
Net income per share – diluted from continuing operations (GAAP)	$0.54	$0.96
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) Includes non-recurring professional fees and employee costs related to the planning and execution of the separation from Enovis.
(5) This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the proceeding line items of the table. ESAB estimates the tax effect of each adjustment item by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(6) Discrete tax adjustments for ESAB include the impact of net discrete tax expenses related to dividend withholding tax and the impact of unrecognized tax benefits due to adverse court ruling in a foreign jurisdiction.
(7) Represents Russia contribution for the three months ended March 31, 2023, and April 1, 2022, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended March 31, 2023
	Americas	EMEA & APAC	Total
	(Dollars in millions)(1)
Net income from continuing operations (GAAP)			$34.1
Income tax expense			37.0
Interest expense (income) and other, net			19.5
Operating income (GAAP)	39.9	50.8	90.7
Adjusted to add (deduct)
Restructuring and other related charges(2)	0.9	8.5	9.4
Acquisition-amortization and other related charges(3)	5.3	4.0	9.3
Depreciation and other amortization	3.3	5.3	8.6
Adjusted EBITDA (non-GAAP)	$49.4	$68.6	$118.0
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	5.3	5.3
Core adjusted EBITDA (non-GAAP)	$49.4	$63.3	$112.7
Adjusted EBITDA margin (non-GAAP)	17.0%	17.5%	17.2%
Core adjusted EBITDA margin (non-GAAP)(5)	17.0%	17.8%	17.4%
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) Adjusted EBITDA relating to Russia for the three months ended March 31, 2023.
(5) Net sales were $37.1 million relating to Russia for the three months ended March 31, 2023.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three months ended April, 1 2022
	Americas	EMEA & APAC	Total
	(Dollars in millions)
Net income from continuing operations (GAAP)			$58.4
Income tax expense			25.7
Interest expense (income) and other, net			(0.5)
Operating income (GAAP)	30.2	53.4	83.6
Adjusted to add (deduct):
Restructuring and other related charges(1)	3.6	1.7	5.3
Separation costs(2)(3)	2.3	1.3	3.6
Acquisition-amortization and other related charges(4)	4.1	3.6	7.7
Depreciation and other amortization	3.5	5.5	9.0
Other(5)	0.3	(0.2)	0.1
Adjusted EBITDA (non-GAAP)	$44.0	$65.3	$109.3
Adjusted EBITDA attributable to Russia (non-GAAP)(6)	—	8.4	8.4
Core adjusted EBITDA (non-GAAP)	$44.0	$56.9	$100.9
Adjusted EBITDA margin (non-GAAP)	16.2%	17.4%	16.9%
Core adjusted EBITDA margin (non-GAAP)(7)	16.2%	17.0%	16.6%
(1)Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(2) Includes non-recurring charges and employee costs related to the planning and execution of the Separation from Enovis within the Selling, general and administrative expense line within the Consolidated and Combined Condensed Statements of Operations.
(3) Amounts are allocated to the segments as a percentage of revenue as the costs or gain are not discrete to either segment.
(4) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(5)Relates to the adjustment for certain items included withing the Interest expense (income) and other, net line within the Consolidated and Combined Statements of Operations.
(6) Adjusted EBITDA relating to Russia for the three months ended April 1, 2022
(7) Net sales were $40.9 million relating to Russia for the three months ended April 1, 2022

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales Growth
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended April 1, 2022	$272.3		$375.6		$647.9
Components of Change:
Existing businesses (organic sales growth)(1)	12.2	4.5%	18.3	4.9%	30.5	4.7%
Acquisitions(2)	13.0	4.8%	6.3	1.7%	19.3	3.0%
Foreign Currency translation(3)	(5.9)	(2.2)%	(7.8)	(2.1)%	(13.7)	(2.1)%
Total sales growth	$19.3	7.1%	$16.8	4.5%	$36.1	5.6%
For the three months ended March 31, 2023	291.6		392.4		684.0
(1) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(2) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(3) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales Growth(4)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended April 1, 2022	$272.3		$334.7		$607.0
Components of Change:
Existing businesses (core organic sales growth)(1)	12.2	4.5%	31.6	9.4%	43.8	7.2%
Acquisitions(2)	13.0	4.8%	6.3	1.9%	19.3	3.2%
Foreign Currency translation(3)	(5.9)	(2.2)%	(17.3)	(5.2)%	(23.2)	(3.8)%
Total core sales growth	$19.3	7.1%	$20.6	6.2%	$39.9	6.6%
For the three months ended March 31, 2023	$291.6		$355.3		$646.9
(1) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(2) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(3) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(4) Represents sales excluding Russia for the three months ended March 31, 2023 and April 1, 2022, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Adjusted Free Cash Flow
Dollars in millions
(Unaudited)

	Three Months Ended
	March 31, 2023	April 1, 2022

Net cash provided by operating activities (GAAP)	$38.1	$16.1
Purchases of property, plant and equipment (GAAP)	(7.7)	(5.9)
Proceeds from the sale of certain properties(1)	—	2.5
Payments related to the Separation(2)	4.4	5.0
Payments related to discontinued operations	5.3	4.6
Adjusted free cash flow (non-GAAP)	$40.1	$22.3
(1) Includes proceeds from the sale of certain properties related to restructuring efforts for which previous cash outlays were included in Net cash used in investing activities.
(2) Separation payments relate to one-time non-recurring professional fees and employee costs incurred in the planning and execution of the Separation from Enovis.

ESAB CORPORATION
2023 Outlook
Dollars in millions
(Unaudited)

ESAB 2023 Outlook
	Previous Guidance	New Guidance
2022 Core net sales	$2,429.9	$2,429.9
Organic growth	3%-5%	3.5%-5.5%
Acquisitions	2.5%	2.5%
Currency	(3.5)%	(2.0)%
2023 Core net sales growth range	2%-4%	4%-6%

2022 Core adjusted EBITDA	$408.4	$408.4
2023 Core adjusted EBITDA range	$ 420-$ 440	$ 430-$ 450

ESAB CORPORATION
CONSOLIDATED AND CONDENSED BALANCE SHEETS
Dollars in thousands
(Unaudited)

	March 31, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$82,064	$72,024
Trade receivables, less allowance for credit losses of $24,587 and $23,471	404,128	374,329
Inventories, net	448,342	416,829
Prepaid expenses	55,833	56,637
Other current assets	70,330	68,851
Total current assets	1,060,697	988,670
Property, plant and equipment, net	283,808	284,226
Goodwill	1,564,317	1,529,767
Intangible assets, net	518,365	517,167
Lease assets - right of use	97,306	92,033
Other assets	324,652	342,152
Total assets	$3,849,145	$3,754,015

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$355,333	$316,265
Accrued liabilities	275,089	285,310
Total current liabilities	630,422	601,575
Long-term debt	1,216,872	1,218,643
Other liabilities	543,560	545,339
Total liabilities	2,390,854	2,365,557
Equity:
Common stock - $0.001 par value - Authorized 600,000,000, 60222263 and 60,094,725 shares outstanding as of March 31, 2022 and December 31, 2022, respectively	60	60
Additional paid-in capital	1,868,133	1,865,904
Retained earnings	188,101	159,231
Accumulated other comprehensive loss	(636,709)	(674,988)
Total ESAB Corporation equity	1,419,585	1,350,207
Noncontrolling interest	38,706	38,251
Total equity	1,458,291	1,388,458
Total liabilities and equity	$3,849,145	$3,754,015

ESAB CORPORATION
CONSOLIDATED AND COMBINED CONDENSED STATEMENTS OF CASH FLOWS
Dollars in thousands
(Unaudited)

	Three Months Ended
	March 31, 2023	April 1, 2022

Cash flows from operating activities:
Net income	$33,216	$56,403
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and other impairment charges	21,871	16,689
Stock-based compensation expense	2,994	1,728
Deferred income tax	2,290	3,509
Non-cash interest expense	299	—
Changes in operating assets and liabilities:
Trade receivables, net	(21,048)	(29,833)
Inventories, net	(21,611)	(41,925)
Accounts payable	28,480	11,975
Other operating assets and liabilities	(8,424)	(2,457)
Net cash provided by operating activities	38,067	16,089
Cash flows from investing activities:
Purchases of property, plant and equipment	(7,709)	(5,903)
Proceeds from sale of property, plant and equipment	681	2,746
Acquisition, net of cash received	(18,721)	—
Net cash used in investing activities	(25,749)	(3,157)
Cash flows from financing activities:
Proceeds from borrowings on revolving credit facility	187,000	—
Repayments of borrowings on revolving credit facility and other	(189,765)	(511)
Payment of deferred consideration	—	(1,500)
Payment of dividends	(3,033)	—
Distributions to noncontrolling interest holders	(1,249)	(941)
Transfers from Former Parent, net	—	2,847
Net cash (used in) financing activities	(7,047)	(105)
Effect of foreign exchange rates on Cash and cash equivalents	4,769	2,595
Increase (decrease) in Cash and cash equivalents	10,040	15,422
Cash and cash equivalents, beginning of period	72,024	41,209
Cash and cash equivalents, end of period	$82,064	$56,631